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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):             August 24, 2006

                               UGI UTILITIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                      1-1398                  23-1174060
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

 100 Kachel Boulevard, Suite 400, Green
    Hills Corporate Center, Reading,
             Pennsylvania                                           19607
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(Address of principal executive  offices)                         (Zip Code)

Registrant's telephone number, including area code:              610 796-3400

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The following opinion and audited statements of the PG Energy Business of Southern Union Company are filed herewith as Exhibit 99.1 and are incorporated herein by reference:

     (1) Report of Independent Auditors.

     (2) Combined Statement of Assets to be Acquired and Liabilities to be Assumed as of March 31, 2006 and December 31, 2005.

     (3) Combined Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 2006, Twelve Months Ended December 31, 2005, Six Months Ended December 31, 2004, and Twelve Months Ended June 30, 2004.

     (4) Notes to Audited Combined Statement of Assets to be Acquired and Liabilities to be Assumed and Audited Combined Statement of Revenues and Certain Expenses.

The following unaudited statements of the PG Energy Business of Southern Union Company are filed herewith as Exhibit 99.2 and are incorporated herein by reference:

     (1) Combined Statement of Assets to be Acquired and Liabilities to be Assumed as of June 30, 2006 and December 31, 2005.

     (2) Combined Statement of Revenues and Certain Expenses for the Three Months Ended June 30, 2006 and Three Months Ended June 30, 2005.

     (3) Notes to Unaudited Combined Statement of Assets to be Acquired and Liabilities to be Assumed and Unaudited Combined Statement of Revenues and Certain Expenses.

(b) Pro Forma Financial Information.

The following unaudited condensed combined pro forma financial information of UGI Utilities, Inc. and its subsidiaries is filed herewith as Exhibit 99.3 and is incorporated herein by reference:

     (1) Introduction to Pro Forma Condensed Combined Financial Statements.

     (2) Pro Forma Condensed Combined Balance Sheet as of June 30, 2006.

     (3) Pro Forma Condensed Combined Statement of Income for the Nine Months Ended June 30, 2006 and Twelve Months Ended September 30, 2005.

     (4) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.     Description
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23.1            Consent of PricewaterhouseCoopers LLP.

99.1            Audited Statements of the PG Energy Business of Southern Union
                Company.
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99.2            Unaudited Statements of the PG Energy Business of Southern Union
                Company.

99.3 Unaudited Condensed Combined Pro Forma Financial Information of UGI Utilities, Inc. and its Subsidiaries.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UGI Utilities, Inc.


September 6, 2006                           By:   Robert W. Krick
                                               ---------------------------------
                                               Name: Robert W. Krick
                                               Title: Assistant Treasurer
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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23.1              Consent of PricewaterhouseCoopers LLP.

99.1              Audited Statements of the PG Energy Business of Southern Union
                  Company.

99.2              Unaudited Statements of the PG Energy Business of Southern
                  Union Company.

99.3 Unaudited Condensed Combined Pro Forma Financial Information of UGI Utilities, Inc. and its Subsidiaries.